SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 27, 2000

                                FUSION FUND, INC.
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             (Exact name of registrant as specified in its charter)


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
        Delaware                 333-89941                       65-0648808
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(State or other jurisdiction   (Commission                   (I.R.S. Employer
   of incorporation)            File Number)                 Identification No.)
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             1 World Trade Center, Suite 7967, New York, N.Y. 10048
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           (Address of principal executive office, including Zip code)


        Registrant's telephone number including area code: (212) 775-7020
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                    f.k.a. "Outlook Sports Technology, Inc."
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.

Change in Name.

         On or about March 27, 2000, the Registrant changed its name to Fusion Fund, Inc. by merging with a wholly owned Delaware subsidiary. In the merger, Outlook Sports Technology, Inc., merged with and into Fusion Fund, Inc., a wholly-owned shell corporation, with the surviving company retaining the name Fusion Fund, Inc. The Registrant's name change better reflects its new mission to provide venture capital and to incubate internet related companies. In connection with the name change, the Company has changed the Nasdaq OTCBB trading symbol for its common stock from "TGRA" to "FUFU".


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FUSION FUND, INC.

                                    Registrant

Date: March 30, 2000                By:  /s/ Steven Angel
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                                             Steven Angel, Secretary